                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                        AMENDMENT NO. 1 TO CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2001

                             OAKHURST COMPANY, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                             0-19450                            25-1655321
  (State or other jurisdiction of          (Commission file number)       (IRS Employer Identification No.)
           Incorporation)

   2751 Centerville Road Suite 3131
         Wilmington, Delaware                                                            19803
(Address of principal executive offices)                                               (Zip code)



                                 (817) 416-0717
              (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant

Change in Independent Accountant

On September 25, 2001, Oakhurst Company, Inc. (the "Company") dismissed Deloitte & Touche, LLP ("Deloitte") as the Company's independent auditors. Deloitte & Touche, L.L.P. had been engaged as the Company's independent auditors since 1991. The Company's decision was recommended and approved by both the Audit Committee of the Board of Directors and the Company's Board of Directors. Deloitte's reports on the Company's financial statements for fiscal years 2001, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte has not issued an audit report on any of the Company's financial statements since February 28, 2001, the end of the Company's 2001 fiscal year.

On September 26, 2001, the Company retained the services of Grant Thornton LLP ("Grant Thornton") as its new independent auditors to audit the Company's financial statements. The retention of Grant Thornton was recommended by the Audit Committee and approved by the Board of Directors. Grant Thornton has agreed to serve as the Company's independent auditors.

The decision to change auditors arose after the acquisition by the Company of more than 80% of the outstanding common stock of Sterling Construction Company ("Sterling"). As a result of that acquisition, the majority of the Company's operations now consist of the operations of Sterling whose auditors are Grant Thornton.

Disagreement with Prior Independent Accountant

During the Company's two most recent fiscal years and through the date of this report, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte would have caused it to make reference to the subject matter of the disagreement in its report on the Company's financial statements.

Other Reportable Events

During the Company's two most recent fiscal years and through the date of this report, there were no "reportable events" by Deloitte, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



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Consultation with Independent Accountant

Grant Thornton was engaged by the Company as its new independent auditor on September 26, 2001. Prior to the engagement, the Company did not consult with Grant Thornton regarding the application of accounting principles to a specific completed or contemplated transaction except as described in the following paragraph, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult Grant Thornton regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Grant Thornton.

 During the week preceding September 26, 2001, the Company had discussions with Grant Thornton regarding proforma presentation regarding the acquisition of Sterling.

Review of Disclosure

The Company has provided Deloitte with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Deloitte review the disclosures set forth herein and furnish the Company with a letter addressed to the Commission as specified in Item 304(a)(2)(D) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

            Exhibits

                     Consent by Deloitte & Touche LLP dated October 1, 2001



                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 1, 2001                    OAKHURST COMPANY, INC.

                                            By: /s/  Joseph P. Harper, Sr.
                                               --------------------------------
                                                     Joseph P. Harper, Sr.
                                                     President



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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  16            Consent by Deloitte & Touche LLP dated October 1, 2001